                                                                Exhibit 10.31


                             REGISTRATION AGREEMENT


                 THIS AGREEMENT dated as of June ___, 1994 is made by and among Steel Dynamics Holdings, Inc., an Indiana corporation (the "Company"), the Persons listed on Schedule A attached hereto (the "Bain Stockholders"), General Electric Capital Corporation, a New York corporation ("GECC"), Heavy Metal, L.C., a Virginia limited liability company ("Heavy Metal"), the Persons listed on Schedule B hereto (the "Keylock Stockholders"), the Persons listed on Schedule C attached hereto (the "Whitney Stockholders"), the Persons listed on Schedule D attached hereto (the "Management Stockholders"), and the Persons listed on Schedule E hereto (the "Warrant Holders") (the Bain Stockholders, GECC, the Whitney Stockholders, Heavy Metal, the Keylock Stockholders, the Management Stockholders and the Warrant Holders are collectively referred to herein as the "Stockholders," and each as a "Stockholder").

                 The Company, the Bain Stockholders, GECC, Heavy Metal, the Keylock Stockholders, the Whitney Stockholders, K Associates and Low Cost are parties to a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce the Bain Stockholders, GECC, Heavy Metal, the Keylock Stockholders, K Associates, Low Cost and the Whitney Stockholders to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

                 Steel Dynamics, Inc., an Indiana corporation (the "Operating Company") and the wholly owned subsidiary of Salesco and the Warrant Holders are parties to a Subordinated Note and Warrant Purchase Agreement of even date herewith (the "Subordinated Loan Agreement"). In order to induce the Warrant Holders to enter into the Subordinated Loan Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

                 Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in section 10 hereof.

                 The parties hereto agree as follows:

                 1.       Demand Registrations.

                 (a) Requests for Registration. At any time after the first to occur of (i) the second anniversary of the date on which Hot Commissioning of the Project occurs, and (ii) such date as the Company has completed a public offering of its equity securities pursuant to an effective registration statement filed under the Securities Act, the holders of a majority of the Bain Registrable Securities, the holders of a majority of the GECC Registrable Securities, the holders of a majority of the Heavy Metal Registrable Securities and the holders of a majority of the Keylock Registrable Securities may each request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). All registrations requested pursuant to this section 1(a) are referred to herein as "Demand Registrations". Unless otherwise requested by the holders of a majority of the Registrable Securities held by the holders of Registrable Securities that request registration, Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to section 1(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. The holders of Bain Registrable Securities, GECC Registrable Securities, Heavy Metal Registrable Securities and Keylock Registrable Securities agree to use their reasonable best efforts, in the timing and size of any requested Demand Registration, not adversely to affect the valuation of the Company's Common Stock.

                 (b) Number of Demand Registrations. The holders of a majority of the Bain Registrable Securities and the holders of a majority of the GECC Registrable Securities will each be entitled to request two Demand Registrations, and the holders of a majority of the Heavy Metal Registrable Securities and the holders of a majority of the Keylock Registrable Securities will each be entitled to request one Demand Registration, provided that all such requests must request that such registration include at least 50% of the Registrable Securities held at the time of such request by the holders of Registrable Securities making such request. The Company will pay all Registration Expenses (as defined in Section 6) relating to Demand Registrations. A registration will not count as one of the permitted Demand Registrations until it has become effective and a Demand Registration will not count as one of the permitted Demand Registrations unless the holders of Registrable Securities initially requesting such registration have been able to register and sell at least 50% of the Registrable Securities initially requested to be registered by such holders; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective. All Demand Registrations shall be underwritten (whether on a best efforts or firm commitment basis) registrations.

                 (c)      Priority on Demand Registrations.

                 (i) The Company will not include in any Demand Registration any securities (other than securities to be sold on behalf of the Company) which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration.

             (ii) If a Demand Registration is a request by holders of Registrable Securities to register and sell Registrable Securities in an offering prior to the date on which the Company has completed an offering of its equity securities pursuant to an effective registration statement filed under the Securities Act (the "IPO"), and the managing underwriters advise the Company in writing that in their opinion the number of (A) Registrable Securities requested to be included in the offering, (B) securities desired by the Company to be included in such offering and (C) if permitted hereunder, other securities requested to be included in such offering exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, there shall be included in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the amount of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration. Any Demand Registration in which the Company elects to register and sell its securities in preemption of the holders of Registrable Securities in reliance on this Section 1(c)(ii) will not count as one of the permitted Demand Registrations unless the holders of Registrable Securities initially requesting such Demand Registration have been able to register and sell at least 50% of the Registrable Securities initially requested to be registered by such holders.

             (iii) If, in a Demand Registration other than the IPO, the managing underwriters advise the Company in writing that in their opinion (A) the number of Registrable Securities requested to be included in the offering,
(B) securities desired to be included by the Company in the offering and (C) if permitted hereunder, other securities requested to be included in such offering exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, there shall be included in the offering (i) first, the securities the Company proposes to sell, only if the Company notifies the holders of Registrable Securities requesting the Demand Registration, within twenty-one days of receiving the request from such holders, that the Board of Directors of the Company has identified a need for the proceeds of the sale of its securities and that the Company elects to register and sell its securities in preemption of the priority of such holders,
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the amount of Registrable Securities owned by each such holder, and
(iii) third, other securities requested to be included in such registration. Any Demand Registration in which the Company elects to register and sell its securities in preemption of the priority of the holders of Registrable Securities in reliance on this Section 1(c)(iii) will not count as one of the permitted Demand Registrations unless the holders of Registrable Securities initially requesting such Demand Registration have been able to register and sell at least 50% of the Registrable Securities initially requested to be registered by such holders.

             (iv) If in any Demand Registration the Company does not elect to register and sell its securities in preemption of the priority of the holders of Registrable Securities pursuant to and in accordance with Sections 1(c)(ii) or 1(c)(iii) and the managing underwriters advise the Company in writing that in their opinion the number of (A) Registrable Securities requested to be included in the offering, (B) securities desired to be included by the Company in the offering and (C) if permitted hereunder, other securities requested to be included in such offering, exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, there shall be included in the offering (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the amount of Registrable Securities owned by each such holder, (ii) second, the securities the Company proposes to sell, and (iii) third, other securities requested to be included in such registration.

                 (d) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous offering made pursuant to a request for a Demand Registration that has not been preempted by holders of Registrable
Securities.  Once during any twelve-month period, the Company   may postpone
for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration provided the Company reasonably expects that any such Demand Registration would have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder, and the Company will pay all Registration Expenses in connection with such withdrawn registrations. In addition, and notwithstanding anything to the contrary contained in this Section 1, the Company shall not be required to take any action to effect any registration pursuant to this Section 1 if the securities covered by such registration statement will not represent at least 5% in number of the then outstanding shares of the Company's Common Stock, assuming the exercise or conversion of all warrants, options and similar rights to acquire Common Stock.

                 (e) Selection of Underwriters. The Company shall have the right to select investment banker(s) and manager(s) to administer the IPO, if the Company determines to register and sell equity securities on its behalf in the IPO. Following the IPO, the holders of a majority of the Investor Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer any public offering of equity securities of the Company pursuant to a Demand Registration, subject to the Company's approval, which approval shall not be unreasonably withheld.

                 (f) Other Registration Rights. Except as provided in or contemplated by this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities.

                 2.       Piggyback Registrations.

                 (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor forms thereto) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                 (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

                 (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) other securities requested to be included in such registration.

                 (d) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to section 1 or pursuant to this section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form thereto), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

                 (e) Selection of Underwriters. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering.

                 3. Certain Rights Relating to Warrants. In the event of a proposed registration under section 1 or section 2 hereof, if any Warrant is then outstanding, the Company shall notify the holder thereof, and the holder thereof shall have the right, within 15 days from the date of receipt of such notice, to exercise any rights such holder may have to exercise such Warrant to acquire Registrable Securities, the effectiveness of which may be expressly conditioned on the effectiveness of the registration statement.

                 4.       Holdback Agreements.

                 (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                 (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form thereto), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                 5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                 (a) prepare and (within the applicable number of days after the end of the applicable periods within which requests for registration may be given to the Company, as applicable: (i) with respect to the IPO, 120 days, (ii) with respect to Long-Form Registrations other than the IPO, 90 days, and (iii) with respect to Short-Form Registrations, 60 days) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

                 (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to section 8(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                 (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                 (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                 (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                 (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on NASDAQ;

                 (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                 (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                 (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                 (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                 (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                 (l) obtain a comfort letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

                 (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                 6.       Registration Expenses.

                 (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, and the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on NASDAQ.

                 (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

                 (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                 7.       Indemnification.

                 (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this section 7, collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or
(ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                 (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                 (c)      Any Person entitled to indemnification hereunder will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists or is reasonably likely to arise with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not agree to any settlement that does not provide for the complete release from liability of the indemnified party without the indemnified party's prior written consent, which consent will not be unreasonably withheld, and the indemnified party will not be subject to any liability for any settlement made by the indemnifying party without the indemnified party's consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists or is reasonable likely to arise between such indemnified party and any other of such indemnified parties with respect to such claim.

                 (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                 8.       Participation in Underwritten Registrations.

                 (a) Notwithstanding anything to the contrary contained herein, no Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                 (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in section 5(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such section 5(e). In the event the Company shall give any such notice, the applicable time period mentioned in section 5(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this section to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by section 5(e).

                 9. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

                 10.   Definitions.

                 "Bain Registrable Securities" means (i) any shares of Class A Common acquired by the Bain Stockholders pursuant to the Purchase Agreement and
(ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting Bain Registrable Securities, such shares will cease to be Bain Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                 "Class A Common" means the Class A Common Stock, par value $.01 per share, of the Company.

                 "Class B Common" means the Class B Common Stock, par value $.01 per share, of the Company.

                 "Class A Warrant Holder Registrable Securities" means (i) any shares of Class A Common issued upon the exercise of Warrants issued from time to time pursuant to the Subordinated Loan Agreement, (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) such Warrants, to the extent that a managing underwriter of an offering in which holders of other Class A Warrant Holder Registrable Securities have the right to exercise rights pursuant to Section 1 or 2 hereof requests that such Warrants be registered in such offering. As to any particular shares constituting Class A Warrant Holder Registrable Securities, such shares will cease to be Class A Warrant Holder Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                 "Class B Warrant Holder Registrable Securities" means (i) any shares of Class B Common issued upon the exercise of Warrants to purchase Class B Common issued to Mellon Bank, N.A. or an affiliate thereof pursuant to the Mellon Warrant Purchase Agreement and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting Class B Warrant Holder Registrable Securities, such shares will cease to be Class B Warrant Holder Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                 "Common Stock" means, collectively, the Class A Common and the Class B Common.

                 "GECC Registrable Securities" means (i) any shares of Class A Common acquired by GECC pursuant to the Purchase Agreement and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting GECC Registrable Securities, such shares will cease to be GECC Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                 "Heavy Metal" means Heavy Metal, L.C., a Virginia limited liability company.

                 "Heavy Metal Registrable Securities" means (i) any shares of Class A Common owned by Heavy Metal on the date hereof, (ii) any shares of Class A Common acquired by the Heavy Metal Stockholders pursuant to the Purchase Agreement and (iii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses
(i) and (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting Heavy Metal Registrable Securities, such shares will cease to be Heavy Metal Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                 "Hot Commissioning of the Project" means the production by the Company or the Operating Company of the first saleable steel coil.

                 "Investor Registrable Securities" means collectively Bain Registrable Securities, GECC Registrable Securities, Heavy Metal Registrable Securities, Whitney Registrable Securities and Keylock Registrable Securities.

                 "Keylock Registrable Securities" means (i) any shares of Class A Common owned by the Keylock Stockholders on the date hereof, (ii) any shares of Class A Common acquired by the Keylock Stockholders pursuant to the Purchase Agreement and (iii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) and (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting Keylock Registrable Securities, such shares will cease to be Keylock Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                 "Management Registrable Securities" means (i) any shares of Class A Common owned by the Management Stockholders on the date hereof or issued to the chief financial officer of the Company as referenced in Section 5(h) of the Stockholders Agreement and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting Management Registrable

Securities, such shares will cease to be Management Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                 "Mellon Warrant Purchase Agreement" means the agreement pursuant to which the Company will issue to Mellon Bank, N.A., or an affiliate thereof a Warrant to purchase Class B Common.

                 "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

                 "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

                 "Project" means the Company's approximately 1.1 million ton thin slab cast mini-mill in Butler, Indiana.

                 "Registrable Securities" means collectively Bain Registrable Securities, GECC Registrable Securities, Heavy Metal Registrable Securities, Keylock Registrable Securities, Warrant Holder Registrable Securities, Low Cost Registrable Securities, K Associates Registrable Securities and Whitney Registrable Securities.

                 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                 "Securities and Exchange Commission" includes the United States government agency of that name and any governmental body or agency succeeding to the functions thereof.

                 "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                 "Stockholders Agreement" means the Stockholders Agreement of even date herewith by and among the Company and the parties hereto.

                 "Warrant Holder Registrable Securities" means, collectively, the Class A Warrant Holder Registrable Securities and the Class B Warrant Holder Registrable Securities.

                 "Warrants" means, collectively, the warrants to purchase Class A Common issued pursuant to the Subordinated Loan Agreement and the warrants to purchase Class B Common issued pursuant to the Mellon Warrant Purchase Agreement.

                 "Whitney Registrable Securities" means (i) any shares of Class A Common acquired by the Whitney Stockholders pursuant to the Purchase Agreement and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting Whitney Registrable Securities, such shares will cease to be Whitney Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                 Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

                 11.      Miscellaneous.

                 (a) Duration of Rights. Notwithstanding any other provision of this Agreement to the contrary, the rights of all holders of Registrable Securities shall terminate on the seventh anniversary of the date of the consummation of the sale of the Company's Common Stock pursuant to an effective registration statement under the Securities Act.

                 (b) No Violative Agreements. The Company will not hereafter enter into any agreement with respect to its securities which violates the rights granted to the holders of Registrable Securities in this Agreement.

                 (c) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                 (d) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

                 (e) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, holders of a majority of the Bain Registrable Securities, holders of a majority of the GECC Registrable Securities, holders of a majority of the Heavy Metal Registrable Securities, holders of a majority of the Keylock Registrable Securities, holders of a majority of the Warrant Holder Registrable Securities and holders of a majority of the Whitney Registrable

Securities; provided, however, that in the event that such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated.

                 (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

                 (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                 (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                 (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                 (j) Governing Law. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Indiana or any other jurisdiction) that would cause the application of the law of any Jurisdiction other than the State of Indiana.

                 (k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, postage prepaid and return receipt requested, or sent by guaranteed overnight courier service, charges prepaid. Such notices, demands and other communications will be sent to the Bain Stockholders and GECC at the addresses indicated on the Schedule of Purchasers attached to the Purchase Agreement, to the Warrant Holders at the addresses indicated on the Schedule of Purchasers attached to the Purchase Agreement, to the Other Stockholders at the addresses indicated on Schedule D attached hereto and to the Company at the address indicated below:

                                  Steel Dynamics Holdings, Inc.
                                  c/o Steel Dynamics, Inc.
                                  2780 Waterfront Parkway East Drive
                                  Suite 325
                                  Indianapolis, IN 46214
                                  Attention: President

         with a copy to:

                                  Albert T. Adams, Esq.
                                  Baker & Hostetler
                                  3200 National City Center
                                  1900 East 9th Street
                                  Cleveland, OH 44114-3485

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                 (l) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and any other agreements and instruments executed in connection herewith or expressly referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                 (m) Third Party Beneficiary. APT Holdings Corporation shall be a third party beneficiary of this Agreement.

                 IN WITNESS WHEREOF, the parties have executed this Registration Agreement on the day and year first above written.

                                    STEEL DYNAMICS HOLDINGS, INC.

                                         /s/ Keith E. Busse
                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


                                    BAIN CAPITAL FUND IV, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its: General Partner

                                      By:  Bain Capital Investors, Inc.
                                      Its: General Partner

                                         /s/ Paul D. Edgerley
                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    BAIN CAPITAL FUND IV-B, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its: General Partner

                                      By:  Bain Capital Investors, Inc.
                                      Its: General Partner

                                         /s/ Paul B. Edgerley
                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    BCIP ASSOCIATES

                                         /s/ Paul B. Edgerley

                                    By:
                                       --------------------------------
                                                   , A General Partner
                                       ------------

                                    BCIP TRUST ASSOCIATES, L.P.

                                         /s/ Paul B. Edgerley

                                    By:
                                       --------------------------------
                                                   , A General Partner
                                       ------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                         /s/ Molly S. Fergusson
                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


                                    KEYLOCK INVESTMENTS LIMITED

                                         /s/ John M. Carey
                                    By:
                                       ---------------------------------

                                    MAZELINA ANSTALT c/o LIC. IUR.
                                    GERTRUDE BECK, LIECHTENSTEIN

                                         /s/ John M. Carey
                                    By:
                                       ---------------------------------


                                    HEAVY METAL L.C.

                                         /s/ Robin K. Kanner
                                    By:
                                       ---------------------------------

                                    LOW COST LIMITED PARTNERSHIP

                                    By:  SMS Investors, Inc., its
                                            general partner

                                         /s/ David L. Stickler

                                    By:
                                       ---------------------------------

                                    KLANS ASSOCIATES

                                         /s/ James L. Learner

                                    By:
                                       ---------------------------------
                                       General Partner

                                    STEEL INK COMPANY

                                         /s/ Peter Brickfield
                                    By:
                                       ---------------------------------

                                         /s/ Keith E. Busse
                                    -----------------------------------
                                    KEITH E. BUSSE

                                         /s/ Richard P. Teets, Jr.
                                    -----------------------------------
                                    RICHARD P. TEETS, JR.

                                         /s/ Mark D. Millett
                                    -----------------------------------
                                    MARK D. MILLETT

                                    WHITNEY SUBORDINATED DEBT FUND,
                                      L.P.

                                         /s/ William Laverack, Jr.
                                    By:
                                       --------------------------------
                                                  , a General Partner
                                       -----------


                                    SUMITOMO CORPORATION OF AMERICA

                                         /s/ Tsunehiro Ichiki
                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    THE LINCOLN NATIONAL LIFE INSURANCE
                                      COMPANY

                                    By:  Lincoln National Investment Management
                                         Company, its attorney-in-fact

                                         /s/ William Hall, Jr.
                                    By:
                                       ---------------------------------


                                    LINCOLN NATIONAL INCOME FUND, INC.

                                    By:  Lincoln National Investment Management
                                         Company, its attorney-in-fact

                                         /s/ William Hall, Jr.
                                    By:
                                       ---------------------------------


                                    SDI LIMITED PARTNERSHIP

                                    By:  SDI Investors, Inc.

                                         /s/ David Stickler

                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    LDI, LTD., an Indiana limited
                                      partnership

                                    By:  LDI Management, Inc., an Indiana
                                         corporation, general partner

                                           /s/ Andre B. Lacy

                                    By:
                                       ---------------------------------

                                   SCHEDULE A

                               Bain Stockholders




                             Bain Capital Fund IV, L.P.
                             Bain Capital Fund IV-B, L.P.
                             BCIP Associates
                             BCIP Trust Associates, L.P.
                             KLANS Associates
                             Low Cost Limited Partnership

                                   SCHEDULE B

                              Keylock Stockholders


                             Keylock Investments Limited
                             Mazelina Anstalt

                                   SCHEDULE C

                              Whitney Stockholders


                               J.H. Whitney & Co.
                         Whitney 1990 Equity Fund, L.P.

                                   SCHEDULE D

                            Management Stockholders

                             Keith E. Busse
                             Richard P. Teets, Jr.
                             Mark D. Millett
                             Steel Ink Company

                                   SCHEDULE E

                                Warrant Holders


                      Whitney Subordinated Debt Fund, L.P.
                        Sumitomo Corporation of America
                      General Electric Capital Corporation
                  The Lincoln National Life Insurance Company
                       Lincoln National Income Fund, Inc.
                            SDI Limited Partnership
                                   LDI, Ltd.